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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 17, 2002


                        POOLED AUTO SECURITIES SHELF LLC
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      333-64036             52-2233151
 --------------------------------   -------------------    ---------------------
   (State or Other Jurisdiction         (Commission          (I.R.S. Employer
        of Incorporation                File Number)        Identification No.

    One Wachovia Center, TW-9
    Charlotte, North Carolina                                     28288
 --------------------------------                          ---------------------
      (Address of Principal                                     (Zip Code)
        Executive Offices)

       Registrant's telephone number, including area code: (704) 374-8437
                                                           --------------

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Item 7.     Financial Statements and Exhibits.

Information and Exhibits.

(a)  Financial Statements of businesses acquired.

     Not applicable.

(b)  Pro Forma financial information.

     Not applicable.

(c)  Exhibit No.                Description

        23.1 Consent of PricewaterhouseCoopers LLP, dated June 10, 2002, with respect to the financial statements of CarMax Auto Owner Trust 2002-1 which are included in the CarMax Auto Owner Trust 2002-1 prospectus, dated June 11, 2002 and the prospectus supplement dated June 11, 2002.

        23.2                    Consent of PricewaterhouseCoopers LLP,
                                dated June 14, 2002 with respect to the
                                financial statements of MBIA Inc. and MBIA
                                Insurance Corporation which are included in the CarMax Auto Owner Trust 2002-1 prospectus, dated June 11, 2002 and the prospectus supplement dated June 12, 2002.

        23.3 Consent of KPMG LLP, dated June 11, 2002, with respect to the financial statements of CarMax Auto Owner Trust 2002-1 which are included in the CarMax Auto Owner Trust 2002-1 prospectus.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             POOLED AUTO SECURITIES SHELF LLC

                                             By:  /s/ Curt Sidden
                                                 -------------------------------
                                                         Curt Sidden
                                                         Vice President
Dated:  June 17, 2002

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Exhibit Index

Exhibit                  Description                                        Page

23.1                     Consent of PricewaterhouseCoopers LLP,              5
                         dated June 10, 2002, with respect to the financial statements of CarMax Auto Owner
                         Trust 2002-1 which are included in the CarMax
                         Auto Owner Trust 2002-1 prospectus, dated
                         June 11, 2002 and the prospectus supplement dated June 11, 2002.

23.2                     Consent of PricewaterhouseCoopers LLP,               6
                         dated June 14, 2002 with respect to the
                         financial statements of MBIA Inc. and MBIA
                         Insurance Corporation which are included in the CarMax Auto Owner Trust 2002-1 prospectus, dated June 11, 2002 and the prospectus supplement dated June 12, 2002.

23.3                     Consent of KPMG LLP, dated June 11, 2002, with       7
                         respect to the financial statements of CarMax
                         Auto Owner Trust 2002-1 which are included in the CarMax Auto Owner Trust 2002-1 prospectus.